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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): MAY 16, 2005

                                U-STORE-IT TRUST
             (Exact name of registrant as specified in its charter)


             MARYLAND                 001-32324              20-1024732
   (State or other jurisdiction      (Commission            (IRS Employer
         of incorporation)           File Number)       Identification Number)


             6745 Engle Road
                Suite 300
              Cleveland, OH                                     44130
(Address of principal executive offices)                     (Zip Code)


                                 (440) 234-0700
               Registrant's telephone number, including area code


                                 Not applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 16, 2005, U-Store-It Trust (the "Company") issued a press release to announce its financial results for the quarter ended March 31, 2005. A copy of the Company's earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

         The exhibit contained in this current report on Form 8-K shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.


    Exhibit Number                          Description
    --------------    ----------------------------------------------------------
         99.1         Earnings press release, dated May 16, 2005, announcing the financial results for the quarter ended March 31, 2005

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       U-STORE-IT TRUST


Date:  May 16, 2005                    By: /s/ Steven G. Osgood
                                           -------------------------------------
                                           Steven G. Osgood
                                           President and Chief Financial Officer

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                                  EXHIBIT INDEX

    Exhibit Number                          Description
    --------------    ----------------------------------------------------------
         99.1         Earnings press release, dated May 16, 2005, announcing the financial results for the quarter ended March 31, 2005